UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2022

DIGITALBRIDGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(Address of Principal Executive Offices, Including Zip Code)
(561) 544-7475
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	DBRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	DBRG.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	DBRG.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	DBRG.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.     Entry into a Material Definitive Agreement.

On March 25, 2022, DigitalBridge Group, Inc., a Maryland corporation (the “Company”), through DB SAF Pillar Holdings, LLC (the “Purchaser”), a wholly-owned indirect subsidiary of the Company’s operating company, DigitalBridge Operating Company, LLC (“DBOC”), entered into an Agreement for Sale and Purchase (the “Agreement”) with Telenet Group Holding NV (the “Seller”), under which the Purchaser has agreed to acquire the mobile telecommunications tower business of the Seller. Pursuant to the Agreement, the Purchaser will acquire one hundred percent (100%) of the issued and outstanding shares in Telenet Newco NV (“TowerCo”), an entity formed under Belgian law immediately prior to signing the Agreement, to which all of the Seller’s passive infrastructure and tower assets, including the Seller’s nationwide footprint of 3,322 sites in Belgium (the “Transferring Business”), shall be transferred pursuant to the partial demerger process (the “Partial Demerger”) (the “Reorganization”), for an aggregate purchase price of approximately €745 million (approximately $820 million) (the “Purchase Price”) subject to the terms and conditions of the Agreement (the “Transaction”). The Purchase Price will be subject to customary net debt and net working capital adjustments, and an adjustment based on the number of towers held by the Transferring Business as of the date of completion of the Transaction (“Completion”).

The parties’ obligations to consummate the Transaction are subject to completion of the Partial Demerger and other customary completion steps. The Transaction is not subject to any financing or regulatory conditions. The parties to the Agreement have each made customary representations and warranties and covenants in the Agreement. As part of the Transaction and Agreement, DBOC provided an equity commitment letter for approximately €458 million (approximately $509 million) and obtained debt financing commitments from financial institutions for the remainder of the Purchase Price.

Under the Agreement, if the Reorganization is not complete on or prior to the date falling six (6) months following the date of the Agreement (the “Long Stop Date”), the Purchaser may extend the Long Stop Date by up to ninety (90) days, or terminate the Agreement. Either of the Seller or the Purchaser may (upon written notice to the defaulting party) terminate the Agreement if Completion has not occurred on or prior to the Long Stop Date as a result of the Seller or the Purchaser failing to comply with their respective Completion obligations under the Agreement, subject to the ability for the non-defaulting party to fix a new date for Completion and/or effect Completion so far as practicable taking into account the Completion default(s) which have occurred.

Pursuant to the Agreement, Telenet will enter into a long-term Master Lease Agreement (“MLA”) with TowerCo, which includes an initial period of 15 years and two renewals of 10 years each. The MLA also includes a build-to-suit (“BTS”) commitment to deploy a minimum of 475 additional new sites with Telenet acting as a subcontractor to TowerCo, and provides for payment for such services to Telenet over time.

The Company currently expects the Transaction to be completed in the second quarter of 2022, following the expiry of a mandatory six week statutory waiting period under Belgian law for effecting the Partial Demerger, however, there is no assurance that the Transaction will close in the timeframe contemplated or on the terms anticipated, if at all.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Cautionary Statement regarding Forward-Looking Statements

This current report may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, whether the Purchaser will complete the acquisition of TowerCo within the time frame and on the terms anticipated or at all, whether the Company will realize any of the anticipated benefits from the acquisition, and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and its other reports filed from time to time with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this current report. The Company is under no duty to update any of these forward-looking statements after the date of this current report on Form 8-K, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Agreement for Sale and Purchase, dated March 25, 2022, between Telenet Group Holding NV and DB SAF Pillar Holdings, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 31, 2022	DIGITALBRIDGE GROUP, INC.

		By:	/s/ Jacky Wu
Jacky Wu
Executive Vice President and Chief Financial Officer